STOCK ISSUANCE AND INDEMNIFICATION AGREEMENT

This agreement, when executed below, will set forth the terms and conditions whereby Maroon Bells Capital Partners, Inc. ("MBCP") will agree to cancel a certain Promissory Note issued to MBCP by WorldPort Communications, Inc. ("WorldPort"), formerly Sage Resources, Inc.
("Sage"), and to provide WorldPort with certain indemnifications.

A. RECITALS

         WHEREAS, on July 1, 1996 MBCP loaned to Sage the sum of $500,000.00 (five hundred thousand dollars), pursuant to a Loan Agreement and Promissory Note (the "Loan");

         AND WHEREAS the due date of the Loan was November 1, 1996 (which due date was extended by agreement of MBCP to December 1, 1996 and then to April 1,
1997);

         AND WHEREAS, Sage used the proceeds of the Loan to enter into a secured Loan Agreement and Promissory Note with Com Tech International Corporation (the "ComTech Loan") with a due date of October 26, 1996;

         AND WHEREAS, on October 1, 1996 MBCP assigned to third parties $80,000 of the $500,000 principal amount under the Loan. Such assignment did not include interest payable to MBCP under any portion of the Loan;

         AND WHEREAS as of the date of this Agreement the principal amount due to MBCP is $420,000.00 (four hundred and twenty thousand dollars);

         AND WHEREAS, as of January 16, 1997 all interest due to MBCP through that date under the Loan agreement has been paid in full;

         AND WHEREAS as of the date of this Agreement the Loan between WorldPort and ComTech is in default and WorldPort has commenced litigation in U.S. Federal Court;

         AND WHEREAS WorldPort and MBCP mutually agree that it is their respective best interests to convert the $420,000 principal amount due to MBCP into shares of common stock of WorldPort;

         AND   WHEREAS   MBCP   seeks  to   provide   WorldPort   with   certain
indemnifications with regards to the Com Tech Note;

         THEN the parties agree as follows,

Agreement; Page 2


B. AGREEMENT

1. WorldPort agrees to issue 1,680,000 shares of the common stock of WorldPort (the "Shares") to MBCP upon execution of this Agreement by both parties in exchange for:

         (i) the cancellation and surrender by MBCP of the Promissory Note representing $420,000 principal amount and forgiveness of all unpaid interest accrued since January 17, 1997; and

         (ii) certain indemnifications with regards to the Com Tech Note, as described below.

2. The shares of common stock to be issued to MBCP (the "Shares") will have no registration rights, and will bear a restrictive legend, as follows:

         The shares represented by this certificate have not been registered under the securities act of 1933 ("1933 Act") or the securities laws of any state and are issued in reliance on exemptions from the registration requirement of the 1933 Act and such state laws. The shares have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority. Any representation to the contrary is unlawful.

3. MBCP agrees that issuance of the Shares will constitute full repayment of all $420,000.00 principal amount due under the Loan and all interest accrued since January 17, 1997, and will serve as adequate consideration for the MBCP Indemnification, as defined below.

4. MBCP agrees to surrender the original copy of the Promissory Note to WorldPort prior to receipt of the Shares.


C. INDEMNIFICATION OF WORLDPORT BY MBCP

1. In the event that at least $420,000.00 due to WorldPort pursuant to the ComTech Loan and litigation (including payments by Com Tech of principal and interest) are not repaid to WorldPort or otherwise recovered by WorldPort within 12 months of the date of this Agreement, then MBCP agrees to indemnify WorldPort (the "MBCP Indemnification") for such unrecoverable amounts, at its option, with
(a) cash, (b) the Shares or (c) other shares of WorldPort common stock (the "Shares") based on a value of $.25 per share, or some combination of (a), (b) and (c) at MBCP's sole discretion;

2. MBCP further agrees to indemnify WorldPort up to an additional $40,000.00 for legal fees and other out-of-pocket collection costs actually incurred by WorldPort;

3. For   a   total   maximum   indemnification   of   $460,000.00   (the   "MBCP
Indemnification").

Agreement; Page 3


4. MBCP agrees that until such time as 1.) and 2.) are determined, it will not sell or transfer the Shares to be issued to MBCP pursuant to this Agreement.

5. WorldPort agrees to notify MBCP in writing within three business days of receipt of any repayment of principal amount, any interest payments, reimbursement of legal expenses, shares of stock or other non-cash settlements, or any other consideration (in all the "Com Tech Repayment") received by WorldPort pursuant to the ComTech Loan, which notice shall include the amount and date of receipt of the Com Tech Repayment.

6. At the end of the 12-month period specified herein, WorldPort will notify MBCP in writing with regards to the total amount of the ComTech Repayment to date and the amount of MBCP Indemnification , if any. Thereafter, MBCP will have six (6) months to satisfy its obligations under this MBCP Indemnification through cash, the Shares or other WorldPort shares, at MBCP's sole discretion, in the method described above.

7. When and if the ComTech Repayment totals $460,000 (four hundred and sixty thousand dollars) in cash and/or other consideration, MBCP's obligations under this Agreement and Indemnification will immediately and forever thereafter be deemed to have been satisfied in full. For purposes of this Agreement, any non-cash consideration received by WorldPort as Com Tech repayment (including the value of assets of Com Tech received by WorldPort) shall have a value agreed-upon by MBCP and WorldPort. If such parties cannot agree, such value shall be determined by an independent third party acceptable to each of MBCP and WorldPort.

8. WorldPort further agrees that if the ComTech Repayment and/or the value of any collateral or other assets obtained by WorldPort from ComTech exceeds $540,000 then WorldPort will distribute to MBCP in cash:

              i) fifty percent (50%) of any ComTech Repayment in excess of $540,000; and

             ii) fifty percent (50%) of the value of any collateral or assets obtained from Com Tech in excess of $540,000; or

            iii) a combination of i) and ii) above.

D. INVESTMENT REPRESENTATION

1. MBCP hereby represents that (a) it is an "Accredited Investor" as defined under the Securities Act of 1933, as Amended, (b) it has had an opportunity to examine the public filings of WorldPort and conduct sufficient other due diligence with respect to WorldPort, the Shares, Com Tech and the respective Notes and Loans.

2. MBCP represents that it is acquiring the Shares for its own account and for investment purposes only, and not with the intent to distribute, sell or transfer the Shares.

 Agreement; Page 4


E. OTHER

1. Legal Proceedings

         (a) Mediation. Any claim, dispute, or controversy between the Parties arising in connection with or relating to this Agreement or the making, performance or interpretation thereof shall, if not settled by negotiation, be submitted to non-binding mediation under the Procedure for Mediation of Business Disputes of the Center for Public Resources, Inc. then in effect. Any demand for mediation shall be made in writing and served upon the other Party in the same manner as otherwise provided for notice in this Agreement. The demand shall set forth with reasonable specificity the basis of the dispute and the performance or relief sought. The Parties shall, within thirty (30) days of receipt of a demand to mediate, confer and select a mediator. The mediation shall take place at a time and location in San Francisco, California mutually agreeable to the parties and the mediator, but not later than 60 days after a demand for mediation is received.

         (b) Exclusive Jurisdiction in California. Any claim, dispute or controversy not settled by mediation shall be resolved in the federal or state courts located in the State of California. The Parties hereby irrevocably submit and agree that they are exclusively subject to the jurisdiction of the state and federal courts located in the State of California with respect to any suit, action or proceeding brought against any Party by any other Party and arising out of or relating to this Agreement, and that no court in a State other than California shall have jurisdiction to hear any such suit, action or proceeding. Each Party agrees that, during the pendency of any such suit, action or proceeding commenced in accordance with the provisions of this Section E.1. (b), it will only bring any counter-claims arising out of or relating to this Agreement (whether or not related to the matter currently the subject of litigation) in the court in which such suit, action or proceeding is pending. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now have or hereafter have to the laying of the venue in the State of California of any such suit, action or proceeding in the court contemplated under this Section E.1 (b), and waives and agrees not to assert any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (C) Service of Process and Appointment of Agent for Service of Process. Each and every party to this Agreement irrevocably consents to service of process in the same manner as otherwise provided for notice in this Agreement, and hereby waives any and all objections to service of process that might otherwise accrue to it, so long as the manner of serving process satisfies the requirements of providing notice as set forth in Section E.4.

Agreement; Page 5

2. Attorney's Fees. In any action or proceeding arising out of or related to this Agreement, the prevailing party shall be entitled to its reasonable attorney fees and related costs, including fees and costs incurred prior to formal initiation of an action or proceeding, and including fees and costs incurred for collecting or attempting to collect any judgement or award. In any action or proceeding arising out of or related to this Agreement, the prevailing party shall be entitled to its reasonable attorney fees and related costs, including fees and costs incurred prior to formal initiation of an action or proceeding, and including fees and costs incurred for collecting or attempting to collect any judgement or award.

3. Severability. If any term or provision of this Agreement, including the schedules and exhibits hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Agreement, including the schedules and exhibits or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid and unenforceable, shall not be affected thereby, and each term and provision of this Agreement and the exhibits shall be valid and enforced to the fullest extent permitted by law.

4. Notice. Any notices, requests or consents hereunder shall be deemed given, and any instrument delivered, two days after they have been mailed by first class mail, postage prepaid, or twelve hours after such notice has been sent by telecopier or telegram, telegraphic charges prepaid, or upon receipt if delivered personally. Notices required under this Agreement, or otherwise required by the parties, shall be sent in writing as follows:

         To WorldPort at                  WorldPort Communications, Inc.
                                          100 California Street, Suite 1400
                                          San Francisco, California 94111


         To MBCP at                       Maroon Bells Capital Partners, Inc.
                                          100 California Street, Suite 1400
                                          San Francisco, California 94111

5. Counterparts. This Agreement may be executed in counterparts, including facsimile copies.

Agreement; Page 6


SIGNATURES

The undersigned have full authority to enter into this Agreement, and to take all such actions as necessary to implement the Agreement.

FOR MAROON BELLS CAPITAL PARTNERS, INC. BY:




/S/ Theodore H.Swindells
--------------------------------------
By: Mr. Theodore H. Swindells

Its: Principal

Date: March 7 , 1997



FOR WORLDPORT COMMUNICATIONS, INC. BY



/S/ Edward Mooney
--------------------------------------
By: Mr. Edward Mooney

Its: President

Date: March 7, 1997